CONVERTIBLE PROMISSORY NOTE
WITH WARRANT

THIS NOTE AND ANY SHARES OF STOCK/SECURITIES ISSUABLE UPON THE CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS. THIS NOTE AND ANY SHARES OF STOCK/SECURITIES ISSUABLE UPON THE CONVERSION HEREOF OR ANY INTEREST THEREIN MAY NOT BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED FOR SALE, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SHARES OF STOCK/SECURITIES, (B) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THE SHARES OF STOCK/SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (C) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

AMERICAN RESOURCE MANAGEMENT, INC.

Convertible Promissory Note with Warrant

Amount: $5000.00 August ___, 2010

FOR VALUE RECEIVED, the undersigned, AMERICAN RESOURCE MANAGEMENT, INC.
(“Company”)(“Borrower”) promises to pay to______________________________ (“Note Purchaser”)(“Lender”) or its/their assigns, the principal sum of Five Thousand Dollars ($5000.00) together with interest at the rate of Ten percent (10%) per annum, computed on the basis of the actual number of days elapsed in a year divided by 365. This note shall be due 24 months from the date of this Note (“Term”) with interest and principal payable in lawful money of the United States of America, at the principal place of business of the Lender or at such other place as the Lender may have designated from time to time in writing to the Company, at the end of the Term unless the Lender exercises its option to convert as provided in Section 2 hereunder. Interest shall be payable upon conversion pursuant to Section 2 hereunder.

1. Qualifying Transaction and Qualifying Entity: For the purpose of this Note, Qualifying Transaction shall mean the closing of a purchase of, formation of, merger with, and/or acquisition of a corporate entity with equity securities. A corporate entity with equity securities shall be referred to in this Note as the Qualifying Transaction entity.

2. Conversion: At Lender’s sole option, the Lender may, in lieu of payment of principal hereof, convert all of the total principal due into securities of the Qualifying Transaction entity, at a price per share of one dollar ($1.00). The securities of the Qualifying Transaction entity issuable to the Note Purchaser pursuant to this Section 2 shall be referred to as the "Shares." Upon the conversion of the principal amount due and payable under this Note into the Shares as provided above in this Section 2, the Lender shall (1)
surrender this Note to the Company marked "paid in full," and upon such surrender the Company shall forthwith issue and deliver to the Lender, certificate(s) evidencing the Shares and (2) pay the Lender its portion of interest that has accrued on the principal amount in accordance with the interest calculation set forth above. The Company will remain obligated to convert the principal amount of the note into the Shares only upon the Closing of the Qualifying Transaction independent of whether the Note is outstanding at that time.

3. Warrant: Upon the closing of the Qualifying Transaction, the Company shall issue to the Note Purchaser a Warrant to purchase fifteen thousand (15,000) shares of common stock in the Qualifying Transaction entity, at a price per share of ($1.00). The Company will remain obligated to issue the Warrant either 1) six months from the date of the Qualifying Transaction or 2) on the maturity date of this promissory note, whichever is earlier.

4. Securities Laws Restrictions: The Warrants and Shares issuable upon conversion have not been registered under the Securities Act of 1933, as amended (“Act”), or applicable state securities laws, and no interest may be sold, distributed, assigned, offered for sale, mortgaged, pledged, hypothecated or otherwise transferred unless:

(a) There is an effective registration statement under the Act and applicable state securities laws covering any such transaction involving said securities,
(b) The Company receives an opinion of legal counsel of the holder of the securities satisfactory to the company stating that such transaction is exempt from registration, or
(c) The Company otherwise satisfies itself that such transaction is exempt from registration.

A legend setting forth or referring to the above restrictions shall be placed on any certificate of shares of stock issuable on conversion or exercise of the Warrant.

5. Prepayment: This Note may not be prepaid in whole or in part at any time prior to the consummation of the Qualifying Transaction.

6. Events of Default: The following shall constitute events of default (individually an "Event of Default"):

(a) Default in the payment, when due or payable, of the obligation to pay interest or principal under this Note, which default is not cured by payment in full of the amount due within thirty (30) days from the date that the Company receives notice of the occurrence of such default,
(b) The filing of a voluntary or involuntary petition for an order of relief under the federal Bankruptcy Code, or under any state or federal insolvency statute thereof, or the appointment of a receiver, custodian, trustee or assignee to take possession of property, or
(c) Failure of the Company to comply in any way with the terms, covenants or conditions contained in this Note. If Company does not cure said Event of Default within twenty (20) days of receipt of Notice of Default from Note Purchaser, the Note Purchaser may exercise and enforce their rights hereunder.

7. Representation of Note Purchaser: The Note Purchaser represents:

(a) Either alone, or with assistance of its professional advisor, is a sophisticated investor, is able to fend for itself in the transaction contemplated by this Note, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment,
(b) Investment in this Note is suitable for its objectives and financial needs, and the Note Purchaser has adequate net worth and means for providing for its financial need and contingencies, and has no need for liquidity of investment with respect to the Note, and
(c) The Note Purchaser is in a financial position to purchase and hold the Note and is able to bear the economic risk. In this connection, the Note Purchaser represents that it is familiar with Rule 144 of the Securities and Exchange Commission (the “SEC”), as presently in effect, and understands the resale limitations imposed thereby and by the Act.
(d) The Note Purchaser understands that (a) the Shares to be issued upon conversion or exercise of Warrant are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”), only in certain limited circumstances, and (b) there is presently no public market for the Securities and the Note Purchaser would most likely not be able to liquidate its investment in the event of an emergency or to pledge the Securities as collateral security for loans.

8. Governing Law: This Note and obligations shall be governed by and construed under the laws of the Commonwealth of Kentucky.

9. Notice: Any notice to Company or Note Purchaser shall be deemed effective upon deposit in the United States mail, first class, postage pre-paid at the address set forth below.

10. Waiver: No failure to exercise, delay in exercising, or partial exercise by Note Purchaser or Company of any right, power or remedy under this Note or with respect to the indebtedness evidenced by this Note shall preclude or constitute a waiver of any other or further exercise by Note Purchaser or any holder of the same of any other right, power or remedy.

11. Written Consent: This Note may not be amended, modified, revised, assigned, sold, pledged, transferred, released or terminated (other than by payment in full and/or conversion) by the undersigned without the prior written consent of the Note Purchaser and Company.

12. Entire Agreement: Except as expressly provided for herein, this Note shall constitute the entire agreement between the parties herein with respect to the subject matter hereof.

13. Binding Effect: This Note shall be binding upon and inure to the benefit of the parties herein and their respective heirs, representatives, successors and permitted assigns.

14. Successors and Assigns: Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

15. Counterparts: This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

16. Titles and Subtitles: The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

17. Expenses: If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys’ fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

18. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

The foregoing Convertible Promissory Note is hereby accepted and agreed to by

BORROWER:
AMERICAN RESOURCE MANAGEMENT, INC.
P.O. Box 1263
London, Kentucky 40742
By : _______________________________ ________________________________
Mark E. Holbrook- President Date

NOTE PURCHASER:
_______________________________ ________________________________
Name Address
_______________________________ ________________________________
Signature City, State, Zip
_______________________________ ________________________________
Tax ID No. Telephone Number